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                                                                  Exhibit 23.1.2

           Consent of Ernst & Young LLP, of Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2000, in the Registration Statement (Form S-1 Amendment No. 1 No. 333-94985) and related Prospectus of Linuxcare, Inc. for the registration of 6,000,000 shares of common stock.

                                          /s/ Ernst & Young LLP

Ottawa, Canada

February 24, 2000